UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

KORN/FERRY INTERNATIONAL

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14505	95-2623879
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on December 1, 2015, Korn/Ferry International, a Delaware corporation (the “Company”), completed its acquisition (the “Acquisition”) of all the issued and outstanding shares and non-interest bearing convertible preferred equity certificates of HG (Luxembourg) S.à.r.l., a private limited liability company organized under the laws of Luxembourg (“HG Luxco”). Following the closing of the Acquisition, HG Luxco became an indirect wholly owned subsidiary of the Company. This Amendment No. 1 amends the Current Report on Form 8-K, filed December 2, 2015 (the “Initial Form 8-K”), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the Acquisition. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of HG Luxco, as of September 30, 2014 and 2013, and for each of the years in the two-year period ended September 30, 2014, and the related notes, as well as the Report of the Independent Auditors, KPMG LLP, with respect to such financial statements, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of HG Luxco, as of June 30, 2015 and 2014, and for the nine-month periods ended June 30, 2015 and 2014, and the related notes, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements of the Company, reflecting the acquisition of HG Luxco, are filed as Exhibit 99.3 hereto and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of July 31, 2015.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Income for the Year Ended April 30, 2015.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Income for the Three Months Ended July 31, 2015.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP relating to HG (Luxembourg) S.à.r.l.’s financial statements.

99.1	Audited Consolidated Financial Statements of HG (Luxembourg) S.à.r.l., as of September 30, 2014 and 2013, and for each of the years then ended.

99.2	Unaudited Interim Condensed Consolidated Financial Statements of HG (Luxembourg) S.à.r.l., as of June 30, 2015 and 2014, and for each of the nine-month periods then ended.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
(Registrant)
Date: February 16, 2016

	By:	/s/ Robert P. Rozek
(Signature)
Name: Robert P. Rozek
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP relating to HG (Luxembourg) S.à.r.l.’s financial statements.

99.1	Audited Consolidated Financial Statements of HG (Luxembourg) S.à.r.l., as of September 30, 2014 and 2013, and for each of the years then ended.

99.2	Unaudited Interim Condensed Consolidated Financial Statements of HG (Luxembourg) S.à.r.l., as of June 30, 2015 and 2014, and for each of the nine-month periods then ended.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.